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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

WELLPOINT HEALTH NETWORKS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-13083 (Commission File Number)	95-4635504 (IRS Employer Identification Number)

1 WellPoint Way Thousand Oaks, California (Address of principal executive offices)		91362 (Zip Code)

(818) 234-4000 (Registrant's telephone number, including area code)

ITEM 9. REGULATION F-D DISCLOSURE

        WellPoint Health Networks Inc. ("WellPoint") is furnishing as Exhibits 99.1 and 99.2 hereto the Statements Under Oath of its Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings. Leonard D. Schaeffer, Chairman and Chief Executive Officer of WellPoint, and David C. Colby, Executive Vice President and Chief Financial Officer of WellPoint, signed these statements, which are being filed with the Securities and Exchange Commission (the "SEC") on August 14, 2002, pursuant to the SEC's Order No. 4-460 issued on June 27, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          (a)—(b)    Not applicable

          (c)    Exhibits

Exhibit No.	Exhibit

99.1	Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings executed by Leonard D. Schaeffer, Chairman and Chief Executive Officer.

99.2	Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings executed by David C. Colby, Executive Vice President and Chief Financial Officer.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the undersigned registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLPOINT HEALTH NETWORKS INC.

August 13, 2002 (Date)	By:	/s/ THOMAS C. GEISER
Thomas C. Geiser Executive Vice President

Exhibit Number	Description of Exhibit	Method of Filing
99.1	Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings executed by Leonard D. Schaeffer, Chairman and Chief Executive Officer.	Filed electronically herewith.

99.2	Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings executed by David C. Colby, Executive Vice President and Chief Financial Officer.	Filed electronically herewith.

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ITEM 9. REGULATION F-D DISCLOSURE
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE